[LOGO OMITTED]

                               Short-Intermediate
                                     Income

                               Semi-Annual Report
                                  June 30, 1999

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o Substantially outperforming the long-term bond markets, while maintaining its focus on quality, your Fund's Class A Shares delivered total returns of (.3%) and 3.3% for the six month and one year period ending June 30, 1999, respectively.

o Continued strength in the U.S. economy prompted the Federal Reserve to raise interest rates one quarter of a percent at the June 30th meeting. We anticipate the Fed may raise rates once more before year-end but do not see this move jeopardizing the expansion.

o With five year Treasury yields one percent higher year to date and comparable maturity corporate yields approaching 7%, we believe the opportunity exists for a cautious extension of the average maturity of your Fund.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

     We are pleased to report on the Fund's progress for the six-month period ended June 30, 1999.

First Half 1999

     With scant evidence of the U.S. economy moderating much less losing strength, the Federal Reserve raised interest rates yet moved to a neutral stance on further increases. Inflation remained subdued throughout the second quarter as evidenced by soft producer and consumer price index reports and consumer confidence strengthened throughout the first half of 1999 to its second highest level since late 1968. Encouraged by low unemployment and the vigorous equity market boosting their retirement accounts, optimistic consumers seem to have no intention of slowing their spending spree. Data substantiating the lower level of new home sales, precipitated by higher mortgage rates, may be the important signal the Fed is searching for that economic activity is moderating. We feel the Fed may well raise interest rates once more this year; however, this move should not jeopardize the record setting expansion.

     The price deterioration of fixed income securities, which began in the final quarter of last year, continued throughout the first half of this year as the market anticipated a tightening of monetary conditions by the Federal Reserve. Performance of fixed income securities for the first half of 1999 initially appeared to repeat the dismal showing of 1994. Recall that in 1993, the Federal Reserve allowed the overnight rate to trade at 3%. By the close of 1994, that

                                [Graphic Omitted]
                             (Plot points for graph)

                              U.S. Treasury Yields
                                  (6/98-6/99)

  Date        5-YEAR        Date       10-YEAR
  ----        ------        ----       -------
 7/03/98      5.413        7/03/98     5.409
 7/10/98      5.398        7/10/98     5.411
 7/17/98      5.4855       7/17/98     5.507
 7/24/98      5.4745       7/24/98     5.4575
 7/31/98      5.5005       7/31/98     5.494
 8/07/98      5.3755       8/07/98     5.399
 8/14/98      5.3345       8/14/98     5.3885
 8/21/98      5.19         8/21/98     5.2875
 8/28/98      4.903        8/28/98     5.062
 9/04/98      4.891        9/04/98     5.013
 9/11/98      4.6475       9/11/98     4.83
 9/18/98      4.5145       9/18/98     4.695
 9/25/98      4.3675       9/25/98     4.56
10/02/98      4.0845      10/02/98     4.28
10/09/98      4.4635      10/09/98     4.784
10/16/98      4.0415      10/16/98     4.444
10/23/98      4.3015      10/23/98     4.7025
10/30/98      4.231       10/30/98     4.605
11/06/98      4.591       11/06/98     4.94
11/13/98      4.502       11/13/98     4.81
11/20/98      4.5955      11/20/98     4.814
11/27/98      4.593       11/27/98     4.808
12/04/98      4.386       12/04/98     4.627
12/11/98      4.39        12/11/98     4.615
12/18/98      4.362       12/18/98     4.5615
12/25/98      4.711       12/25/98     4.848
 1/01/99      4.54         1/01/99     4.654
 1/08/99      4.732        1/08/99     4.87
 1/15/99      4.553        1/15/99     4.685
 1/22/99      4.517        1/22/99     4.623
 1/29/99      4.548        1/29/99     4.651
 2/05/99      4.863        2/05/99     4.9405
 2/12/99      4.9625       2/12/99     5.0525
 2/19/99      4.9915       2/19/99     5.074
 2/26/99      5.221        2/26/99     5.287
 3/05/99      5.223        3/05/99     5.314
 3/12/99      5.0555       3/12/99     5.147
 3/19/99      5.082        3/19/99     5.1835
 3/26/99      5.0755       3/26/99     5.199
 4/02/99      5.0545       4/02/99     5.187
 4/09/99      4.956        4/09/99     5.0525
 4/16/99      5.112        4/16/99     5.221
 4/23/99      5.136        4/23/99     5.252
 4/30/99      5.213        4/30/99     5.348
 5/07/99      5.374        5/07/99     5.542
 5/14/99      5.498        5/14/99     5.628
 5/21/99      5.4255       5/21/99     5.504
 5/28/99      5.58         5/28/99     5.62
 6/04/99      5.733        6/04/99     5.807
 6/11/99      5.914        6/11/99     6.0325
 6/18/99      5.728        6/18/99     5.827
 6/25/99      5.892        6/25/99     6.014

--------------------------------------------------------------------------------

rate had doubled to 6%, leaving in its wake bond losses across the yield and quality spectrum. However, by starting this year with a significantly flatter yield curve (short rates approximately 4.50%, long rates 5.00%) the return profile for the short and intermediate markets is more promising than in 1994.

Performance Comparisons(1)

For Periods Ended June 30, 1999            Six Months   One Year   Avg. Duration
--------------------------------------------------------------------------------
Flag Investors Short-Intermediate
  Income Fund - Class A Shares              (.29)%        3.28%      3.1 yrs.
--------------------------------------------------------------------------------
             Institutional Shares           (.10)%        3.57%      3.1 yrs.
--------------------------------------------------------------------------------
Lehman Brothers Intermediate-Term Gov't.
  Corp. Bond Index                          (.58)%        4.19%      3.4 yrs.
--------------------------------------------------------------------------------
Lipper Short Intermediate-Term U.S. Gov't.
  Bond Fund Average                         (.39)%        3.33%      N/A
--------------------------------------------------------------------------------

----------

(1) These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of the Fund's 1.50% maximum sales charge. If the sales charge were reflected, the quoted performance would be lower. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index that is widely recognized as an indicator of performance in the intermediate-term government and corporate bond sector. The Lipper Short-Intermediate Investment Grade Debt Funds Average is an index of approximately 85 managed funds that have at least 65% of their assets in investment grade debt securities that are rated in the top four grades and have dollar-weighted average maturities of one to five years. Individuals cannot invest directly in any index. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 4.

Portfolio Composition (as a percentage of net assets)

        June 30, 1999                         December 31, 1998
        -------------                         -----------------
Mortgage-Backed        25%                Mortgage-Backed        28%
Corporate              35%                Corporate              39%
Treasury and Agency    12%                Treasury and Agency    11%
Cash                    8%                Cash                    1%
Asset-Backed           20%                Asset-Backed           21%

Outlook and Portfolio Considerations

     With a surplus of debt issuance pushing high quality corporate spreads to levels not experienced since the crisis of 1998, these securities lagged the government sector. However, as the Federal Reserve attempts to fine-tune the economy without bursting the prosperity bubble, we feel credit quality will remain strong and the significant corporate debt positions in your Fund will perform well. During the second quarter, the asset-backed securities in your portfolio were the best performing assets due to the short duration of these holdings. With five year Treasury yields one hundred basis points higher since the beginning of this year and high quality, comparable maturity corporate yields approaching 7%, we believe the opportunity to participate in this higher yield environment outweighs the risk of principal declines. We feel a cautious extension of the average maturity of your Fund is now in order.

Dividend Policy

     The Fund continues to distribute approximately $0.05 per share monthly. With the recent rise in rates, we would anticipate no problems in maintaining this dividend for the foreseeable future. We appreciate your continued support.


Sincerely,


/s/ M. Elliott Randolph, Jr.           /s/ Paul D. Corbin
----------------------------           ----------------------
M. Elliott Randolph, Jr.               Paul D. Corbin
Portfolio Manager                      Portfolio Manager


July 23, 1999

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the total return of each of the Fund's classes, according to a standardized formula, for various time periods through the end of the most recent calendar quarter.

     The SEC standardized total return figures include the impact of the maximum initial sales charge for the Class A Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge.

Average Annual Total Return(1)

For periods ended June 30, 1999           1 year     5 years    Since Inception
--------------------------------------------------------------------------------
                                                                     5/13/91
Class A Shares                             1.73%      6.19%          6.36%
--------------------------------------------------------------------------------
                                                                    11/2/95
Institutional Shares                       3.57%       N/A           5.62%
--------------------------------------------------------------------------------

(1) These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results.

     While the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC total return figures may differ from total return figures in the shareholder letter because the time periods may be different and because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

                       This page intentionally left blank.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                            June 30, 1999
(Unaudited)

                                                S&P        Par
Security                                      Rating*     (000)     Market Value
--------------------------------------------------------------------------------
CORPORATE NOTES -- 35.3%

Arrow Electronics
   7.00%, 1/15/07 .........................     A-        $2,000    $  1,980,000
AT&T Corp
   5.625%, 3/15/04 ........................     AA-        2,000       1,940,000
Atlantic City Electric
   6.00%, 1/15/03 .........................     A-         2,000       1,972,500
Baltimore Gas & Electric
   6.75%, 6/5/12 ..........................     A          1,000         997,500
Bear Stearns Companies, Inc.
   6.50%, 8/1/02 ..........................     A          2,000       1,995,000
Computer Associates International
   6.375%, 4/15/05 ........................     A-         2,805       2,671,763
Countrywide Home Loan
   7.26%, 5/10/04 .........................     A          2,900       2,950,750
Dana Corp.
   6.50%, 3/15/08 .........................     A-         2,500       2,396,875
First Maryland Bancorp
   7.20%, 7/1/07 ..........................     A-         2,600       2,645,500
Ford Motor Credit
   6.00%, 1/14/03 .........................     A          2,000       1,967,500
General Motors Acceptance Corp.
   5.625%, 2/15/01 ........................     A-         1,000         992,500
International Lease Finance
   6.43%, 9/15/00 .........................     A+         2,000       2,009,980
New York Telephone
   7.375%, 12/15/11 .......................     A+         1,700       1,714,875
Pacific Gas & Electric
   6.25%, 3/1/04 ..........................     A          2,000       1,985,000
Sony Corp.
   6.125%, 3/4/03 .........................     A          2,000       1,982,500
Tyco International Corp.
   5.875%, 11/1/04 ........................     A-         2,000       1,900,000
                                                                    ------------
   Total Corporate Notes
     (Cost $32,858,277) ........................................      32,102,243
                                                                    ------------
6
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FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------




                                                S&P        Par
Security                                      Rating*     (000)     Market Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 32.7%

Federal Home Loan Mortgage Corp. -- 5.1%
Debentures
FHLMC
   5.00%, 1/15/04 .........................     AAA       $3,000    $  2,868,480
   5.125%, 10/15/08 .......................     AAA        2,000       1,820,680
                                                                    ------------
                                                                       4,689,160

Federal National Mortgage Assn. -- 2.2%
Debentures
Fnma-Govt. Agency
   6.375%, 6/15/09 ........................     AAA        2,000       1,993,360
                                                                    ------------

Mortgage Backed Securities -- 24.6%
FHLMC Pool #G50334
   6.50%, 2/1/01 ..........................     AAA          836         830,185
FHLMC Pool #E20099
   6.50%, 5/1/09 ..........................     AAA        3,252       3,212,783
FHLMC POOL #C00210
   8.00%, 1/1/23 ..........................     AAA          430         442,008
FHLMC Pool #G10049
   8.00%, 10/1/07 .........................     AAA          451         464,892
FHLMC Pool #G10543
   6.00%, 6/1/11 ..........................     AAA        2,059       1,988,579
FHLMC T-5 A3
   7.15%, 1/25/12 .........................     AAA        2,500       2,448,325
FHLMC T-9 A2
   6.43%, 2/25/13 .........................     AAA        2,825       2,772,975
FNGL Pool #409589
   9.50%, 11/1/15 .........................     AAA        1,099       1,172,673
FNMA Pool #362537
   6.50%, 10/1/03 .........................     AAA        1,850       1,832,688
FNMA Pool #326570
   7.00%, 2/1/08 ..........................     AAA        2,061       2,069,318
FNMA Pool #433646
   6.00%, 10/1/13 .........................     AAA        5,301       5,120,330
                                                                    ------------
                                                                      22,354,756

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Statement of Net Assets (concluded)                                June 30, 1999
(Unaudited)

                                                S&P        Par
Security                                      Rating*     (000)    Market Value
--------------------------------------------------------------------------------
Guaranteed Export Trust -- 0.8%

Guaranteed Export Trust, 94-F-A
   8.187%, 12/15/04 .......................     AAA       $  689    $    720,913
                                                                    ------------
Total U.S. Government Agency Securities
   (Cost $28,561,209) ..........................................      29,758,189
                                                                    ------------

U.S. TREASURY SECURITIES -- 2.2%

U.S.Treasury Note
   5.75% 8/15/03 ..........................     AAA        2,000       1,996,220
                                                                    ------------
Total U.S. Treasury Securities
   (Cost $1,992,970) ...........................................       1,996,220
                                                                    ------------

ASSET BACKED SECURITIES -- 20.4%

Aesop Funding II Limited Liability Co.,
   1997-1-A1
   6.22%, 10/20/01 ........................     AAA        3,000       2,992,080
Chemical Master Credit Card Trust
   6.23%, 4/15/05 .........................     AAA        3,500       3,472,630
CPS Auto Trust, 1998-2-A
   6.09%, 11/15/03 ........................     AAA        2,242       2,241,393
Green Tree Financial Corp., 1994-6-A5
   8.25%, 1/15/20 .........................     NR**       3,000       3,098,130
Metris Master Trust, 97-1-A
   6.87%, 10/20/05 ........................     AAA        3,000       3,024,330
PG&E Rate Reduction Bonds, California
   Infrastructure, 97-1-A4
   6.16%, 6/25/03 .........................     AAA        3,700       3,706,660
                                                                    ------------
Total Asset Backed Securities
   (Cost $18,568,696) .....................                           18,535,223
                                                                    ------------

COLLATERALIZED MORTGAGE OBLIGATION -- 0.1%

Federal National Mortgage Association
   FNMA Series 1988-18B
   9.40%, 7/25/03
   (Cost $65,374) .........................     AAA           64          66,523
                                                                    ------------

8
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FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------




                                                           Par
Security                                                  (000)     Market Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.2%

Goldman Sachs & Co., dated 6/30/99, 4.70%,
   principal and interest in the amount of
   $7,453,973, due 7/1/99, collateralized by
   U.S. Treasury Bond, par value of $7,593,000,
   coupon rate of 5.75%, due 6/30/01, market
   value of $7,602,791
   (Cost $7,453,000) ..................................   $7,453    $  7,453,000
                                                                    ------------
Total Investments--98.9%
   (Cost $91,355,499)*** .......................................      89,911,398
                                                                    ------------
OTHER ASSETS IN EXCESS OF LIABILITIES--1.1% ....................      1,056, 467
                                                                    ------------
Total Net Assets--100.0% .......................................    $ 90,967,865
                                                                    ============
NET ASSET VALUE AND REDEMPTION PRICE PER:
   Class A Share
     ($46,054,861 / 4,516,434 shares outstanding) ..............          $10.20
                                                                         =======
   Institutional Share
     ($44,913,004 / 4,349,327 shares outstanding) ..............          $10.33
                                                                         =======
MAXIMUM OFFERING PRICE PER:
   Class A Share ($10.20 / 0.985) ..............................          $10.36
                                                                         =======
   Institutional Share .........................................          $10.33
                                                                         =======
----------

  * The Standard & Poor's rating indicated is believed to be the most recent rating available as of June 30, 1999. The U. S. Government Agency Securities and U. S. Treasury Securities are assumed to have AAA ratings because they are backed by the full faith and credit of the U. S. government. These ratings have not been audited by Deloitte & Touche L.L.P.
 ** Although this holding is not rated by S&P, it is rated Aaa By Moody's and
    AAA by Fitch.
*** Also aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

                                                                               9
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FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Statement of Operations

                                                                    For the Six
                                                                    Months Ended
                                                                      June 30,
--------------------------------------------------------------------------------
                                                                       1999(1)

Investment Income:
   Interest ....................................................    $ 2,848,984
                                                                    -----------
Expenses:
   Investment advisory fee .....................................        159,909
   Distribution fee ............................................         56,812
   Professional fees ...........................................         53,340
   Accounting fee ..............................................         31,683
   Registration fees ...........................................         14,522
   Transfer agent fee ..........................................         13,613
   Custodian fee ...............................................         13,595
   Printing and postage ........................................         10,627
   Miscellaneous ...............................................          9,393
                                                                    -----------
            Total expenses .....................................        363,494
Less: Fees waived ..............................................       (101,083)
                                                                    -----------
            Net expenses .......................................        262,411
                                                                    -----------
Net investment income ..........................................      2,586,573
                                                                    -----------
Realized and unrealized gain (loss) on investments:
   Net realized gain from security transactions ................         15,142
   Change in unrealized appreciation/depreciation
       of investments ..........................................     (2,785,366)
                                                                    -----------
            Net loss on investments ............................     (2,770,224)
                                                                    -----------
Net decrease in net assets resulting from operations ...........    $  (183,651)
                                                                    ===========
----------
(1)   Unaudited.

                       See Notes to Financial Statements.

10
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FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                      For the Six    For the
                                                     Months Ended   Year Ended
                                                       June 30,      Dec. 31,
--------------------------------------------------------------------------------
                                                        1999(1)        1998

Increase/(Decrease) in Net Assets:
Operations:
   Net investment income ..........................  $  2,586,573  $  5,239,442
   Net realized gain from security transactions ...        15,142       626,662
   Change in unrealized appreciation/
     depreciation of investments ..................    (2,785,366)      281,972
                                                     ------------  ------------
   Net increase/(decrease) in net assets resulting
     from operations ..............................      (183,651)    6,148,076
                                                     ------------  ------------
Dividends to Shareholders from:
   Net investment income:
     Class A Shares ...............................    (1,103,081)   (2,783,314)
     Institutional Shares .........................    (1,150,720)   (2,456,128)
Distributions in excess of net investment income:
     Class A Shares ...............................            --       (84,080)
     Institutional Shares .........................            --       (74,196)
                                                     ------------  ------------
   Total distributions ............................    (2,253,801)   (5,397,718)
                                                     ------------  ------------
Capital Share Transactions:
   Proceeds from sale of shares ...................    17,294,873    46,758,290
   Value of shares issued in reinvestment of
     dividends ....................................       936,755     2,730,265
   Cost of shares redeemed ........................   (17,044,790)  (35,645,932)
                                                     ------------  ------------
   Increase in net assets derived from
     capital share transactions ...................     1,186,838    13,842,623
                                                     ------------  ------------
   Total increase/(decrease) in net assets ........    (1,250,614)   14,592,981

Net Assets:
   Beginning of period ............................    92,218,479    77,625,498
                                                     ------------  ------------
   End of period ..................................  $ 90,967,865  $ 92,218,479
                                                     ============  ============
----------
(1)   Unaudited.

                       See Notes to Financial Statements.

                                                                              11
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FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights -- Class A Shares
(For a share outstanding throughout each period)

                                                                  For the Six
                                                                 Months Ended
                                                                   June 30,
------------------------------------------------------------------------------
                                                                    1999(1)

Per Share Operating Performance:
   Net asset value at beginning of period .....................     $ 10.48
                                                                    -------
Income from Investment Operations:
   Net investment income ......................................        0.28
Net realized and unrealized gain/(loss) on investments ........       (0.31)
                                                                    -------
   Total from Investment Operations ...........................       (0.03)
Less Distributions:
   Distributions from net investment income ...................       (0.25)
   Distributions in excess of net investment income ...........          --
   Return of capital ..........................................          --
                                                                    -------
   Total Distributions ........................................       (0.25)
                                                                    -------
   Net asset value at end of period ...........................     $ 10.20
                                                                    =======
Total Return(2) ...............................................       (0.03)%
Ratios to Average Daily Net Assets:
   Expenses(3) ................................................        0.70%(5)
   Net investment income(4) ...................................        5.53%(5)
Supplemental Data:
   Net assets at end of period (000) ..........................     $46,055
   Portfolio turnover rate ....................................          19%
----------
(1)  Unaudited.
(2)  Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.92% (annualized), 0.93%, 0.96%, 0.99%, 0.93%, and 0.84%, for the period ended June 30, 1999 and for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 5.31% (annualized), 5.34%, 5.66%, 5.83%, 5.77%, and 5.43%, for the period ended June 30, 1999 and for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.
(5)  Annualized.

12
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
                                                                              For the Years Ended December 31,
---------------------------------------------------------------------------------------------------------------------------
                                                                   1998         1997        1996        1995        1994
Per Share Operating Performance:
   Net asset value at beginning of period .....................   $ 10.39     $ 10.28     $ 10.48     $  9.62     $ 10.57
                                                                  -------     -------     -------     -------     --------
Income from Investment Operations:
   Net investment income ......................................      0.58        0.61        0.63        0.62        0.57
Net realized and unrealized gain/(loss) on investments ........      0.11        0.10       (0.23)       0.84       (0.92)
                                                                  -------     -------     -------     -------     --------
   Total from Investment Operations ...........................      0.69        0.71        0.40        1.46       (0.35)
Less Distributions:
   Distributions from net investment income ...................     (0.58)      (0.60)      (0.60)      (0.60)      (0.57)
   Distributions in excess of net investment income ...........     (0.02)         --          --          --          --
   Return of capital ..........................................        --          --          --          --       (0.03)
                                                                  -------     -------     -------     -------     -------
   Total Distributions ........................................     (0.60)      (0.60)      (0.60)      (0.60)      (0.60)
                                                                  -------     -------     -------     -------     -------
   Net asset value at end of period ...........................   $ 10.48     $ 10.39     $ 10.28     $ 10.48     $  9.62
                                                                  =======     =======     =======     =======     =======
Total Return(2) ...............................................      6.81%       7.13%       4.04%      15.43%      (3.32)%
Ratios to Average Daily Net Assets:
   Expenses(3) ................................................      0.70%       0.70%       0.70%       0.70%       0.70%
   Net investment income(4) ...................................      5.57%       5.92%       6.11%       6.00%       5.57%
Supplemental Data:
   Net assets at end of period (000) ..........................   $47,107     $45,569     $58,584     $67,116     $78,789
   Portfolio turnover rate ....................................        40%         65%         42%         46%         50%

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights -- Institutional Shares
(For a share outstanding throughout each period)

                                                                   For the Six
                                                                  Months Ended
                                                                     June 30,
-------------------------------------------------------------------------------
                                                                     1999(1)

Per Share Operating Performance:
   Net asset value at beginning of period .....................      $ 10.60
                                                                     -------
Income from Investment Operations:
   Net investment income ......................................         0.30
   Net realized and unrealized gain/(loss) on investments .....        (0.31)
                                                                     -------
   Total from Investment Operations ...........................        (0.01)

Less Distributions:
   Distributions from net investment income ...................        (0.26)
   Distributions in excess of net investment income ...........           --
                                                                     -------
   Total distributions ........................................        (0.26)
                                                                     -------
   Net asset value at end of period ...........................      $ 10.33
                                                                     =======
Total Return(3) ...............................................        (0.01)%
Ratios to Average Daily Net Assets:
   Expenses(4) ................................................         0.45%(6)
   Net investment income(5) ...................................         5.78%(6)
Supplemental Data:
   Net assets at end of period (000) ..........................      $44,913
   Portfolio turnover rate ....................................           19%

----------
(1)  Unaudited.
(2)  Commencement of operations.
(3)  Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.67% (annualized), 0.67%, 0.72%, 0.76%, and 0.72% (annualized) for the period ended June 30, 1999, for the years ended December 31, 1998, 1997 and 1996 and for the period ended December 31, 1995, respectively.
(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 5.57% (annualized), 5.58%, 5.90%, 6.04%, and 6.27% (annualized) for the period ended June 30, 1999, for the years ended December 31, 1998, 1997 and 1996, and for the period ended December 31, 1995, respectively.
(6)  Annualized.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------


                                                                                             For the Period
                                                                     For the Years         November 2, 1995(2)
                                                                  Ended December 31,      through December 31,
---------------------------------------------------------------------------------------------------------------
                                                                    1998        1997        1996        1995
Per Share Operating Performance:
   Net asset value at beginning of period .....................   $ 10.50     $ 10.38     $ 10.58     $ 10.42
                                                                  -------     -------     -------     -------
Income from Investment Operations:
   Net investment income ......................................      0.61        0.61        0.59        0.09
   Net realized and unrealized gain/(loss) on investments .....      0.11        0.13       (0.17)       0.12
                                                                  -------     -------     -------     -------
   Total from Investment Operations ...........................      0.72        0.74        0.42        0.21

Less Distributions:
   Distributions from net investment income ...................     (0.61)      (0.62)      (0.62)      (0.05)
   Distributions in excess of net investment income ...........     (0.01)         --          --          --
                                                                  -------     -------     -------     -------
   Total distributions ........................................     (0.62)      (0.62)      (0.62)      (0.05)
                                                                  -------     -------     -------     -------
   Net asset value at end of period ...........................   $ 10.60     $ 10.50     $ 10.38     $ 10.58
                                                                  =======     =======     =======     =======
Total Return(3) ...............................................      7.07%       7.40%       4.20%      12.47%
Ratios to Average Daily Net Assets:
   Expenses(4) ................................................      0.45%       0.45%       0.45%       0.45%(6)
   Net investment income(5) ...................................      5.81%       6.17%       6.35%       6.52%(6)
Supplemental Data:
   Net assets at end of period (000) ..........................   $45,112     $32,056     $17,507     $ 2,186
   Portfolio turnover rate ....................................        40%         65%         42%         46%

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)

NOTE 1--Significant Accounting Policies

     Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund"), was organized as a Maryland Corporation on April 16, 1990 and began operations May 13, 1991. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. It is designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

     The Fund consists of two share classes: Class A Shares, which began operations on May 13, 1991, and Institutional Shares, which began operations on November 2, 1995.

     The Class A Shares have a 1.50% maximum front-end sales charge and a 0.25% distribution fee. The Institutional Shares have neither a front-end sales charge nor a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. Security Valuation--The Fund values debt securities based on quotations provided by a pricing service, which uses transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities to determine value. The Fund values portfolio securities that are primarily traded on a national exchange by using the last sale price reported for the day. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At June 30, 1999 there were no Board valued securities. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTE 1--concluded

        matures. The agreement requires that the collateral's market value, including any accrued interest, exceeds the broker's repurchase obligation. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. Federal Income Taxes--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

             The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for income taxes.

     D. Security Transactions, Investment Income, Distributions and Other--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income occur when taxable income exceeds income under generally accepted accounting principles.

NOTE 2--Investment Advisory Fee, Transactions with Affiliates and
        Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor. In November 1998 Bankers Trust Corporation ("BT Corp.") and Deutsche Bank AG ("Deutsche Bank") entered into an Agreement and Plan of Merger. This merger transaction was consummated on June 4, 1999. As a result of the transaction, BT Corp. became a wholly-owned subsidiary of Deutsche Bank.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2--continued

     As compensation for its advisory services, the Fund pays ICC an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 0.35% of the first $1 billion, 0.30% of the next $500 million and 0.25% of the amount over $1.5 billion. For the six months ended June 30, 1999, ICC's advisory fees amounted to $159,909, of which $26,010 was payable at the end of the period.

     ICC has agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to limit Fund expenses to 0.70% of the Class A Shares' average daily net assets and 0.45% of the Institutional Shares' average daily net assets. For the six months ended June 30, 1999, ICC waived fees of $101,083.

     ICC also provides accounting services to the Fund for which the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. For the six months ended June 30, 1999, ICC's fees were $31,683, of which $5,209 was payable at the end of the period.

     ICC also provides transfer agent services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the six months ended June 30, 1999, ICC's fees were $13,613, of which $10,922 was payable at the end of the period.

     Certain officers and directors of the Fund are also officers or directors of ICC.

     ICC Distributors, Inc., a member of the Forum Group of companies, provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee, pursuant to rule 12b-1, that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets. For the six months ended June 30, 1999, ICC's fees were $58,812, of which $0,000, was payable at the end of the period.

     Effective September 22, 1997 Bankers Trust Company became the Fund's custodian. For the six months ended June 30, 1999 Bankers Trust's fees were $13,595 of which $2,681 was payable at the end of the period.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the six months ended June 30, 1999 was approximately $1,545, and the accrued liability was approximately $12,959.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 60 million shares of $.001 par value capital stock (45 million Class A, 2 million Class B, 5 million Institutional, 5 million Brown Investment Advisory & Trust and 3 million undesignated). Transactions in shares of the Fund are listed below.

                                                        Class A Shares
                                               ---------------------------------
                                                  For the Six       For the
                                                 Months Ended     Year Ended
                                               June 30, 1999(1)  Dec. 31, 1998
                                               ---------------  --------------

Shares sold .................................        575,427       1,491,889
Shares issued on reinvestment of dividends ..         77,038         203,462
Shares redeemed .............................       (632,062)     (1,585,950)
                                                 -----------    ------------
Net increase in shares outstanding ..........         20,403         109,401
                                                 ===========    ============
Proceeds from sale of shares ................    $ 5,953,341    $ 15,616,738
Value of shares issued in reinvestment of
   dividends ................................        794,493       2,128,706
Cost of shares redeemed .....................     (6,569,225)    (16,609,172)
                                                 -----------    ------------
Net increase from capital share
   transactions .............................    $   178,609    $  1,136,272
                                                 ===========    ============

                                                     Institutional Shares
                                               --------------------------------
                                                 For the Six      For the
                                                Months Ended    Year Ended
                                              June 30, 1999(1)  Dec. 31, 1998
                                              ----------------  ------------

Shares sold .................................      1,080,249       2,941,098
Shares issued on reinvestment of dividends ..         13,637          56,983
Shares redeemed .............................       (999,008)     (1,796,192)
                                                ------------    ------------
Net increase in shares outstanding ..........         94,878       1,201,889
                                                ============    ============
Proceeds from sale of shares ................   $ 11,341,532    $ 31,141,552
Value of reinvested dividends ...............        142,262         601,559
Cost of shares redeemed .....................    (10,475,565)    (19,036,760)
                                                ------------    ------------
Net increase from capital share
   transactions .............................   $  1,008,229    $ 12,706,351
                                                ============    ============
----------
(1) Unaudited.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 4--Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $16,815,822 and sales of investment securities aggregated $20,028,964 for the six months ended June 30, 1999.

     At June 30, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $138,303, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,582,404.

NOTE 5--Net Assets

     At June 30, 1999, net assets consisted of:

     Paid-in Capital:
         Flag Investors Class A Shares .........................   $ 49,628,015
         Flag Investors Institutional Shares ...................     45,433,698
     Undistributed net investment income .......................        118,586
     Accumulated net realized loss from security transactions ..     (2,768,333)
     Net unrealized depreciation of investments ................     (1,444,101)
                                                                   ------------
                                                                   $ 90,967,865
                                                                   ============

NOTE 6--Federal Income Tax Information

     At June 30, 1999, there was a tax capital loss carryforward of $2,757,728, of which $2,722,604 expires in 2003 and $35,124 expires in 2004. This carryforward will be used to offset future net capital gains, if any.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Directors and Officers

                                 RICHARD T. HALE
                                    Chairman

             JAMES J. CUNNANE                    TRUMAN T. SEMANS
                 Director                            Director

            JOSEPH R. HARDIMAN                  CARL W. VOGT, ESQ.
                 Director                            Director

              LOUIS E. LEVY                         HARRY WOOLF
                 Director                            President

            EUGENE J. MCDONALD                   JOSEPH A. FINELLI
                 Director                            Treasurer

             REBECCA W. RIMEL                      AMY M. OLMERT
                 Director                            Secretary

Investment Objective

An open-end mutual fund designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

--------------------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

   For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.
--------------------------------------------------------------------------------

                              [FLAG INVESTORS LOGO]



                                     Growth

                       Flag Investors Emerging Growth Fund
                       Flag Investors Equity Partners Fund
                        Flag Investors International Fund


                                    Specialty

                       Flag Investors Communications Fund
                   Flag Investors Real Estate Securities Fund


                                    Balanced

                        Flag Investors Value Builder Fund


                                  Fixed Income

                  Flag Investors Short-Intermediate Income Fund
              Flag Investors Total Return U.S. Treasury Fund Shares


                                 Tax-Free Income

                  Flag Investors Managed Municipal Fund Shares


                                  Money Market

                    Flag Investors Cash Reserve Prime Shares


                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                                 Distributed by:
                             ICC Distributors, Inc.

                                                                         SHORTSA
                                                                          (8/99)